Exhibit 10.24

THE INVESTMENT COORDINATING BOARD

CONSENT PRINCIPLE ON CHANGES OF INVESTMENT
Number	: 194/1/IP/III/PMA/2010
Company Number	: 19554
NPWP	: 02.593.957.0-052.000

In connection with the application you submitted June 23 2010, and considering the approval letter from the Foreign Investment Number 853/I/PMA/2006 August 4, 2006 as amended.  Last Change Number 1139/III/PMA/2009 August 26, 2009, is hereby notified that Government of Indonesia provides CONSENT PRINCIPLE ON CHANGES as agreement on changes in the plan capital investment projects of your company as follows:

I.	PROJECT DATA+):
+) the data after the change

1.	Company Name	: PT. PLANT BIOFUEL INDONESIA

2.	Address	: Taman Resort Mediterania,
JI. Pantai Indah Utara II, Blok K Kav. 8H,
Kapuk Muara, Jakarta Utara 14460

3.	Project Site	: Kota Dumai, Provinsi Riau *)

4.	Business Sector	: Agricultural-based organic chemical industry and wholesale

Production
Product Type	KBLI	Unit	Capacity	Export(%)	Remarks
Industry
- Biodiesel	20115	Ton	200.000	100,00	**)
		(Two hundred thousands)

- Glycerin	20115	Ton	200.000	100,00
		(Two hundred thousands)
Trades
- Export Goods	46315	US$	110.000.000,00	0,00	***)
Trades a.l		(One hundred and ten million)
Crude Palm Oil
(CPO) and by-product

Remarks :

*)
In practice, the project site must follow the provisions prevailing among  others consider the rules and terms provided by Government Regulation No.  24 of 2009 on the Regions Industrial and/or amendments and its implementation regulations.

**)
In doing so, companies must get permission from Minister of Energy and  Mineral Resources on Regulation Government Decree No 36 of 2004 on October 14, 2004 Downstream Business Activities for Oil and Gas.

***)	Not allowed to do retail trade (retailers) and the implementation must follow regulations

Number : 194/1/IP/III/PMA/2010
Page : 2 (4)

	Estimated value of exports per year	: US$. 115,000,000.00
5.	Participation in the Capital	: a. Foreign (99.00%)
	Company++)	- Century Corp Sdn. Bhd.
(Malaysia, 99.00%)
b. Indonesia (1.00%)
- Linda Wirawan
(Indonesia, 1.00%)
++) -    The percentage of par value share capital into
       -    The entire project is financed from its own capital in U.S. $ 13.000.000,00 and loan of U.S. $  35,000,000.00.

6.	Investment Value
Industry
a	)	Capital
		Purchase and Maturity of Land	: US$.	10,000,000.00
		Building / Warehouse	: US$.	4,000,000.00
		Machinery / equipment and spare parts	: US$.	10,000,000.00
		Others	: US$.	3,800,000.00
-		Sub Total	: US$.	27,800,000.00
b	)	Working Capital (for 1 turn over)	: US$.	19,700,000.00
c	)	Total	: US$.	47,500,000.00

Trade
a	)	Capital
		Purchase and Maturity of Land	: US$.	0.00
		Building / Warehouse	: US$.	0.00
		Machinery / equipment and spare parts	: US$.	0.00
		Others	: US$.	200,000.00
-		Sub Total	: US$.	200,000.00
a	)	Working Capital (for 1 turn over)	: US$.	300,000.00
c	)	Total	: US$.	500,000.00
		Grand Total	: US$.	48,000,000.00

Number : 194/1/IP/III/PMA/2010
Page : 3 (4)

7.	Used of Indonesian Man Power:
Industry	:	52 Peoples
Trading	:	10 Peoples
Total 62 Peoples
Remarks :
         -Industry
           -     Male       : 42 peoples
           -     Female   : 10 peoples

        -Trading
           -     Male      :   6 peoples
           -     Female   :   4 peoples

8.	Plan for Project Completion Time :
Plan the project completion time and equipment, no later than the date of August 4, 2011 (August forth and year two thousand eleven).

II.	INVESTMENT FACILITIES :

Especially for the industry given the facility of Duty Exemption on importing machinery and capital goods in accordance with the Regulation of the Minister Finance Number 176/PMK.011/2009.

III.	OTHERS :

1.	The Company that is ready for operation / commercial production must submit an application for business license to the BKPM PTSP.

2.	Company must submit a Capital Investment Activity Report (LKPM) and the implementing regulations on environmental conditions and other qualifying terms.

3.
Especially for foreign investment, in case of dispute between the company and the Government of the Republic of Indonesia which can not be settled amicably, the Government of Indonesia prepared to follow the progress according to the provisions of the Convention concerning the settlement of disputes between States and nationals of foreign investments in accordance with Law No.  5 of 1968.

4.	Principle License is an integral part of the approval letter from the Foreign Investment 853/I/PMA/2006 dated 4 August 2006 and accordance to following changes.

Number : 194/1/IP/III/PMA/2010
Page : 4 (4)

5.
Other matters not specified in the permit and the principle of this amendment does not conflict with or are still in the provisions, rights and obligations as previously determined by the Government, remains in effect as thereof.

Jakarta 29 June 2010
a.n HEAD OF INVESTMENT AGENCY COORDINATION
Deputy for Investment Services

Teuku Otman Rasyid

Copy served on the Yth.
1.	Minister of Home Affairs;
2.	Minister of Finance;
3.	Minister of Justice and Human Rights u.p. Director General of Public Law;
4.	Minister of Industry;
5.	Minister of Trade;
6.	Minister for the Environment;
7.	Governor of Bank Indonesia;
8.	Head of National Land Agency;
9.	Director General of Taxation;
10.	Director General of Customs and Excise;
11.	Director General of Agro and Chemical Industries;
12.	Director General of Domestic Trade;
13.	Director General of Foreign Trade;
14.	Governor of Riau;
15.	Mayor of Dumai;
16.	BPI Chief of Riau Province.